Accrued expenses and other liabilities	12 Months Ended
Dec. 31, 2024
Disclosure Of Accrued Expenses And Other Liabilities [Abstract]
Accrued expenses and other liabilities	Accrued expenses and other liabilities

	2024	2023
	(in € millions)
Non-current
Other accrued liabilities	5	26
Total	5	26
Current
Accrued fees to rights holders	1,695	1,826
Accrued salaries, vacation, severance, and related taxes	119	273
Accrued social costs for options and RSUs	217	57
Accrued operating liabilities	154	163
Other accrued expenses	162	121
Total	2,347	2,440
On December 4, 2023, the Company announced a reduction in force, through which our employee base was reduced by approximately 17%. As of December 31, 2023, we had accrued employee severance costs related to the reduction in force of €136 million included within current accrued expenses and other liabilities. As of December 31, 2024, we had substantially settled our obligations related to the reduction in force.